                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 10, 1998



                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Florida                 0-27994                     59-3203301
     ----------              -----------                ----------------
   (State or other           (Commission                (IRS Employer
    jurisdiction of          File Number)               Identification No.)
    incorporation)



                 186 P.C.N.A. Parkway, Lake Helen, FL 32744-0280
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (904) 228-1000
                                                           --------------

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998


Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

         (a) On June 10, 1998, The Publishing Company of North America, Inc. (the "Company"), sold 100% of its wholly-owned subsidiary, College Directory Publishing, Inc. ("CDP") to a group headed by the executive management of CDP in exchange for (i) $1,400,000 (including $1,100,000 in loans made to CDP by the Company; (ii) a $100,000 note from the corporation acquiring CDP (the "Acquiror") due upon the earlier of December 15, 1999 or completion of the Acquiror's initial public offering ("IPO"); $200,000 in preferred stock of the Acquiror convertible into $1,000,000 of common stock upon completion of an IPO by the Acquiror; and (iv) 750,000 shares of the Company's common stock that it issued when it acquired CDP in July 1997.

                  Mr. Michael Paul, a director of the Company (until he resigned on June 22, 1998), is chief executive officer of the Acquiror and CDP, and Mr John Rafanello is president of the Acquiror and CDP. Prior to the acquisition of CDP by the Company in July 1997, Mssrs. Paul and Rafanello held the same positions for CDP that they currently occupy.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (a)       Financial Statements of Businesses Acquired.  Not applicable.

         (b) Pro Forma Financial Information. Filed herewith are the following unaudited pro forma condensed financial statements with a description of the transaction and other related information:

                           Condensed Balance Sheet as of December 31, 1997 Condensed Balance Sheet as of March 31, 1998 Condensed Statement of Operations for the year ended
                               December 31, 1997
                           Condensed Statement of Operations
                               for the quarter ended March 31, 1998

         (c)   Exhibits.

                  1. Exhibit 2 - Agreement to sell College Directory Publishing, Inc.*





                          * Contained in the Form 10-KSB filed on April 15,1998.

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                  ---------------------------------------------
                                  (Registrant)





By (Signature and Title):  /s/   James M. Koller
                          ----------------------------------------
                          James M. Koller, Chief Financial Officer
                         (Principal Financial and Accounting Officer)




Date:  June 25, 1998

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998


                         Pro forma Financial Information


         On June 10, 1998, The Publishing Company of North America, Inc. (the "Company"), sold 100% of its wholly-owned subsidiary, College Directory Publishing, Inc. ("CDP") to a group headed by the management team of CDP in exchange for (i) $1,400,000 (which includes $1,100,000 in loans made to CDP by the Company; (ii) a $100,000 note from the corporation acquiring CDP (the "Acquiror") due upon the earlier of December 15, 1999 or completion of the Acquiror's initial public offering ("IPO"); $200,000 in preferred stock of the Acquiror convertible into $1,000,000 of common stock upon completion of an IPO by the Acquiror; and (iv) 750,000 shares of the Company's common stock that it issued when it acquired CDP in July 1997.

         The Pro Forma Condensed Financial Statements filed herewith have been prepared from the historical consolidated financial statements of the Company and should be read in conjunction therewith. The historical consolidated financial statements are contained in the Company's annual report on Form 10-KSB for the year ended December 31, 1997, and in the Company's interim report on Form 10-QSB for the quarter ended March 31, 1998. The pro forma condensed financial information is presented for illustrative purposes only and may not be indicative of the financial position or results of operations which would have actually been reported had the sale of CDP occurred on the dates indicated below, nor is it intended to project future financial positions or results of operations.

         The following unaudited pro forma condensed balance sheets as of December 31, 1997 and as of March 31, 1998 give effect to the sale as if it had occurred as of the balance sheet dates. The following unaudited pro forma condensed statements of operations for the year ended December 31, 1997 are presented as if the transaction had occurred as of January 1, 1997, except that the charge to income for amortization of goodwill is based upon the amount of goodwill reflected on the pro forma balance sheet as of December 31, 1997. The following unaudited pro forma condensed statements of operations for the three months ended March 31, 1998 are presented as if the transaction had occurred as of January 1, 1998, except that the charge to income for amortization of goodwill is based upon the amount of goodwill reflected on the pro forma balance sheet as of March 31, 1998.

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998



                   Pro forma Financial Information (continued)

Notes to the Adjustments in the Pro forma Condensed Financial Statements:

a) All adjustments in the column captioned "Adjust's for CDP" reflect the sale of all assets and transfer of all liabilities of CDP to the Acquiror, and the elimination of all of CDP's revenues and expenses as of the date of the related pro forma condensed financial statement.
b) As part of the consideration, the Company received a cash payment of $1,400,000.
c) At December 31, 1997, $20,972 was owed by the Company to CDP for various expenses and is included in CDP's balance of accounts receivable and the Company's balance of accounts payable.
d) The Goodwill as shown is the excess of the purchase price over the net assets acquired when CDP was acquired by the Company in July 1997, less the amortization which had been recognized as of the date of the pro forma condensed balance sheet.
e) As part of the consideration, the Company received a $100,000 note from the Acquiror due upon the earlier of December 15, 1999 or completion of the Acquiror's IPO.
f) As part of the consideration, the Company received $200,000 in preferred stock of the Acquiror convertible into $1,000,000 of common stock upon completion of an IPO by the Acquiror.
g) The cash consideration (see note "b" above) included payment in full of loans by the Company under which CPD owed the Company $747,679 at December 31, 1997 and $1,100,000 at March 31, 1998.
h) The management fee and overhead allocation of $180,000 assessed by the Company to CDP and owing as of December 31, 1997 and March 31, 1998 was regarded by the Company as satisfied through the sale consideration.
i) As part of the consideration, the Company received the 750,000 shares of the Company's common stock that it issued when it acquired CDP in July 1997, of which 250,000 shares which were subject to cancellation based upon future earnings and, therefore, were contingent consideration. The valuation of the shares returned is based upon 500,000 shares times the closing price as reported by Nasdaq ($2.25 per share on December 31, 1997 and $0.969 on March 31, 1998).
j) The accumulated deficit is adjusted according to the pro forma gain or loss which the Company would have reported as of the respective date of the pro forma condensed balance sheet.
k) Had the transaction occurred at the beginning of the period for which each pro forma statement of operations reports, the Company would not have incurred the expense of the amortization of the goodwill.
l) The shares used in the computation of net income (loss) per share are adjusted to remove the effect of the shares issued July 3, 1997 as consideration in the acquisition of CDP.

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998




                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 1997

                                                     Historical        Adjust's           Other        Pro Forma
                                                     Consolidated       for CDP        Adjust's             PCNA
Assets                                                                (see note a)
                                                 ---------------  ------------------------------  ---------------
Current assets:
     Cash and cash equivalents                       $1,710,304      ($364,303)      $1,400,000 b     $2,746,001
     Available-for-sale securities                    1,007,050                                        1,007,050
     Accounts receivable, net                         1,308,884     (1,054,469)          20,932 c        275,347
     Directories in progress                            463,414       (103,933)                          359,481
     Other current assets                                65,010         (2,500)                           62,510
                                                 ---------------  --------------   -------------  ---------------
Total current assets                                  4,554,662     (1,525,205)       1,420,932        4,450,389

Property and equipment, net                           1,481,549        (40,152)                        1,441,397
Goodwill, net (Investment in subsidiary)              1,898,680       (469,875)     (1,428,805) d              0
Promissory note due no later than Dec. 15, 1999                                         100,000 e        100,000
Convertible preferred stock in Acquiror                                                 200,000 f        200,000
Other assets                                            116,786        (18,152)                           98,634
                                                 ---------------  --------------   -------------  ---------------
Total assets                                         $8,051,677    ($2,053,384)        $292,127       $6,290,420
                                                 ---------------  --------------   -------------  ---------------
                                                 ---------------  --------------   -------------  ---------------

Liabilities and shareholders' equity
Current liabilities:
     Accounts payable                                $1,013,787      ($687,526)         $20,932 c       $347,193
     Accrued expenses                                   552,529       (372,104)                          180,425
     Income taxes payable                                50,000        (50,000)                                0
     Deferred revenue                                   894,109                                          894,109
     Loans from parent                                                (747,679)         747,679 g              0
     Mgt fee / overhead alloc'n due to parent                         (180,000)         180,000 h              0
     Capitalized leases                                   5,358         (5,358)                                0
     Mortgage payable                                    53,333                                           53,333
                                                 ---------------  --------------   -------------  ---------------
Total current liabilities                             2,569,116     (2,042,667)         948,611        1,475,060

Capitalized leases payable after one year                10,717        (10,717)                                0
Mortgage payable after one year                         693,333                                          693,333
                                                 ---------------  --------------   -------------  ---------------
Total liabilities                                     3,273,166     (2,053,384)         948,611        2,168,393

Shareholders' equity:
     Common shares                                    5,834,698               0                        5,834,698
     Treasury stock                                                                 (1,125,000) i    (1,125,000)
     Unrealized loss on avail.-for-sale securities      (3,033)               0                          (3,033)
     Accumulated deficit                            (1,037,737)               0         468,516 j      (569,221)
     Unearned compensation, net                        (15,417)               0                         (15,417)
                                                 ---------------  --------------   -------------  ---------------
Total shareholders' equity                            4,778,511               0       (656,484)        4,122,027
                                                 ---------------  --------------   -------------  ---------------
Total liabilities and shareholders' equity          $8,051,677    ($2,053,384)        $292,127       $6,290,420
                                                 ---------------  --------------   -------------  ---------------
                                                 ---------------  --------------   -------------  ---------------

See accompanying discussion of Pro Forma Financial Information.

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF MARCH 31, 1998

                                                       Historical      Adjust's           Other        Pro Forma
                                                     Consolidated       for CDP        Adjust's             PCNA
Assets                                                                (see note a)
                                                 ---------------  ------------------------------  ---------------
Current assets:
     Cash and cash equivalents                         $860,667      ($223,966)      $1,400,000 b     $2,036,701
     Available-for-sale securities                    1,021,171                                        1,021,171
     Accounts receivable, net                           833,807       (455,419)                          378,388
     Directories in progress                            724,476       (431,596)                          292,880
     Other current assets                               232,229         (2,486)                          229,743
                                                 ---------------  --------------   -------------  ---------------
Total current assets                                  3,672,350     (1,113,467)       1,400,000        3,958,883

Property and equipment, net                           1,466,275        (61,434)                        1,404,841
Goodwill, net (Investment in subsidiary)              1,874,339       (666,819)     (1,207,520) d              0
Promissory note due no later than Dec. 15, 1999                                         100,000 e        100,000
Convertible preferred stock in Acquiror                                                 200,000 f        200,000
Other assets                                            100,905         (2,595)                           98,310
                                                 ---------------  --------------   -------------  ---------------
Total assets                                         $7,113,869    ($1,844,315)        $492,480       $5,762,034
                                                 ---------------  --------------   -------------  ---------------
                                                 ---------------  --------------   -------------  ---------------

Liabilities and shareholders' equity
Current liabilities:
     Accounts payable                                  $349,014       ($30,042)                         $318,972
     Accrued expenses                                   473,019       (241,196)                          231,823
     Income taxes payable                                50,000        (50,000)                                0
     Deferred revenue                                   950,335       (227,815)                          722,520
     Loans from parent                                              (1,100,000)       1,100,000 g              0
     Mgt fee / overhead alloc'n due to parent                         (180,000)         180,000 h              0
     Capitalized leases                                   5,358         (5,358)                                0
     Mortgage payable                                    53,333                                           53,333
                                                 ---------------  --------------   -------------  ---------------
Total current liabilities                             1,881,059     (1,834,411)       1,280,000        1,326,648

Capitalized leases payable after one year                 9,904         (9,904)                                0
Mortgage payable after one year                         680,000                                          680,000
                                                 ---------------  --------------   -------------  ---------------
Total liabilities                                     2,570,963     (1,844,315)       1,280,000        2,006,648

Shareholders' equity:
     Common shares                                    5,834,698               0                        5,834,698
     Treasury stock                                    (13,117)               0       (484,375) i      (497,492)
     Unrealized gain on avail.-for-sale                  11,142               0                           11,142
       securities
     Accumulated deficit                            (1,276,588)               0       (303,145) j    (1,579,733)
     Unearned compensation, net                        (13,229)               0                         (13,229)
                                                 ---------------  --------------   -------------  ---------------
Total shareholders' equity                            4,542,906               0       (787,520)        3,755,386
                                                 ---------------  --------------   -------------  ---------------
Total liabilities and shareholders' equity           $7,113,869    ($1,844,315)        $492,480       $5,762,034
                                                 ---------------  --------------   -------------  ---------------
                                                 ---------------  --------------   -------------  ---------------

See accompanying discussion of Pro Forma Financial Information.

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                              Historical          Adjust's            Other            Pro Forma
                                              Consolidated        for CDP          Adjust's                 PCNA
                                                                  (see note a)
                                          ---------------    -------------------------------   ------------------

Net sales                                     $9,618,958      ($3,693,757)                            $5,925,201

Costs and expenses:
     Production                                2,788,054       (1,062,613)                             1,725,441
     Marketing and selling                     3,793,874         (933,653)                             2,860,221
     Royalties                                   513,211         (513,211)                                     0
     Depreciation                                159,987           (9,536)                               150,451
     Amortization                                 76,020                 0         (48,602) k             27,418
     General and administrative                2,693,623         (728,297)          180,000 h          2,145,326
                                          ---------------    --------------    -------------   ------------------
                                              10,024,769       (3,247,310)          131,398            6,908,857
                                          ---------------    --------------    -------------   ------------------

Income (loss) from operations                  (405,811)         (446,447)        (131,398)            (983,656)

Other income (expense)                           109,569            14,142                               123,711
                                          ---------------    --------------    -------------   ------------------

Income (loss) before provision
     for income taxes                          (296,242)         (432,305)        (131,398)            (859,945)
Provision for income taxes                        50,000          (50,000)                0                    0
                                          ---------------    --------------    -------------   ------------------

Net income (loss)                             ($346,242)        ($382,305)       ($131,398)           ($859,945)
                                          ---------------    --------------    -------------   ------------------
                                          ---------------    --------------    -------------   ------------------

Net income (loss) per share - basic              ($0.08)                                                 ($0.21)
                                          ---------------                                      ------------------
                                          ---------------                                      ------------------

Shares used in computation of
     net income (loss) per share               4,366,431                          (252,055) l          4,114,376
                                          ---------------                      -------------   ------------------
                                          ---------------                      -------------   ------------------


See accompanying discussion of Pro Forma Financial Information.

                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                            FORM 8-K - June 10, 1998


              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                              Historical          Adjust's            Other            Pro Forma
                                              Consolidated         for CDP         Adjust's                 PCNA
                                                                  (see note a)
                                          ---------------    -------------------------------   ------------------

Net sales                                     $1,957,733                $0                            $1,957,733

Costs and expenses:
     Production                                  446,761                 0                               446,761
     Marketing and selling                     1,065,143          (64,968)                             1,000,175
     Royalties                                         0                 0                                     0
     Depreciation                                 45,480           (5,261)                                40,219
     Amortization                                 30,902                 0         (24,341) k              6,561
     General and administrative                  600,332         (113,793)                               486,539
                                          ---------------    --------------    -------------   ------------------
                                               2,188,618         (184,022)         (24,341)            1,980,255
                                          ---------------    --------------    -------------   ------------------

Income (loss) from operations                  (230,885)           184,022           24,341             (22,522)

Other income (expense)                           (7,966)            12,922                                 4,956
                                          ---------------    --------------    -------------   ------------------

Income (loss) before provision
     for income taxes                          (238,851)           196,944           24,341             (17,566)
Provision for income taxes                             0                 0                0                    0
                                          ---------------    --------------    -------------   ------------------

Net income (loss)                             ($238,851)          $196,944          $24,341            ($17,566)
                                          ---------------    --------------    -------------   ------------------
                                          ---------------    --------------    -------------   ------------------

Net income (loss) per share - basic              ($0.05)                                                 ($0.00)
                                          ---------------                                      ------------------
                                          ---------------                                      ------------------

Shares used in computation of
     net income (loss) per share               4,864,537                          (500,000) l          4,364,537
                                          ---------------                      -------------   ------------------
                                          ---------------                      -------------   ------------------


See accompanying discussion of Pro Forma Financial Information.